Exhibit 99.1

Planar Reports Fourth Quarter and Fiscal 2008 Financial Results

Company Ends Fiscal 2008 with $15 Million in Cash and No Debt

BEAVERTON, Ore. – November 19, 2008 – Planar Systems, Inc. (NASDAQ: PLNR), a worldwide leader in specialty display solutions, recorded sales of $66.5 million and a GAAP loss per share of $1.06 in the fourth quarter ended September 26, 2008, positively impacted by discontinued operations and negatively impacted by net accounting charges of $24.2 million. On a Non-GAAP basis (see reconciliation table), net loss per share was $0.37 in the fourth quarter of 2008, negatively impacted by accounting charges totaling approximately $7.3 million (a subset of the total charges of $24.2 million). Sales for fiscal year 2008 were $259.3 million compared to $229.1 million in fiscal 2007. For fiscal year 2008 GAAP loss per share was $5.05 compared with a loss per share of $1.33 in fiscal 2007. Non-GAAP loss per share was $0.59 in fiscal 2008 compared with loss per share of $0.31 in fiscal 2007. Net operating results from the Medical business, and the gain on the sale of the business on August 5, 2008, are reflected within discontinued operations for the fourth quarters and fiscal years presented.

“Fiscal 2008 was a difficult year for the Company as we dealt with various integration challenges and softer than expected demand in our newly acquired businesses, especially Home Theater,” said Gerry Perkel, Planar’s President and Chief Executive Officer. “While we are taking a number of corrective actions to improve future financial performance, our Industrial segment continues to grow and contribute solid financial results. In addition, we have continued to make progress over the last several months strengthening our balance sheet by reducing inventory levels, and selling two of our non-strategic businesses for cash.”

SUMMARY OF FISCAL YEAR 2008 FINANCIAL PERFORMANCE

The following table presents a breakdown of the Company’s Non-GAAP financial performance by major business unit for fiscal year 2008. Additional comparative segment financial information, along with reconciliations to GAAP and information regarding the use of Non-GAAP financial measures, are presented in supplementary tables and notes within this release.

Business Segment (in $ thousands)	IBU	CBU	CSBU	HTBU	Total
Net Sales	72,651	78,177	58,192	50,290	259,310
- Y/Y Growth %	18%	0%	-11%	113%	13%
Business Unit Operating Income (loss)	14,470	4,282	3,064	(14,826)	6,990
Corporate Expense Allocation	(6,737)	(3,318)	(6,705)	(5,943)	(22,703)
Non-GAAP Operating Income (loss)	7,733	964	(3,641)	(20,769)	(15,713)
Depreciation	2,565	230	1,346	1,505	5,646
Non-GAAP EBITDA	10,298	1,194	(2,295)	(19,264)	(10,067)
- EBITDA % of Sales	14%	2%	-4%	-38%	-4%

Notes: Corporate Expense Allocation includes primarily G&A expense along with Corporate R&D and Sales & Marketing Expense

SUMMARY OF FOURTH QUARTER FINANCIAL RESULTS

Sales in the Company’s Industrial segment (IBU) grew 31 percent to $21.4 million in the fourth quarter compared to the fourth quarter in fiscal 2007. Sales were positively impacted by the previously announced new custom retail display products developed for PRN, which began shipping during the fourth quarter. Sales in the Commercial Business Unit (CBU) were flat sequentially, as the pricing environment for desktop monitors was relatively stable. Sales for both the Control Room & Signage (CSBU) and Home Theater (HTBU) segments declined sequentially. Both of these businesses were impacted by the global economic slowdown, with the Home Theater business negatively affected by lower consumer spending as well as continued contraction in new higher-end home construction starts.

During the fourth quarter, the Company recorded several accounting charges. First, the Company recorded a $15.3 million non-cash GAAP impairment charge for intangible and other long-lived assets associated with its Home Theater business unit, partially as a result of the decision to reduce the number of brands being marketed and to focus its resources on the Runco Brand. Second, the Company recorded a $6.4 million Non-GAAP charge related to excess inventory and warranty costs, some of which was driven by the same Home Theater brand consolidation strategy. Third, the Company recorded a $1.4 million allowance for bad debt, resulting from both a Non-GAAP charge relating to the poor economic climate and GAAP charge relating to the change in strategic direction in the Home Theater segment. Finally, the Company recorded a $1.1 million GAAP charge related to restructuring plans made during the fourth quarter, partially offset by the reversal of some previously recorded purchase accounting acquisition related liabilities.

UPDATE ON STRATEGIC DIRECTION AND BUSINESS OUTLOOK

As previously communicated, the Company initiated a new strategic direction two quarters ago intended to fix or fix and sell its under-performing or non-strategic business segments, reduce costs further, and to improve and strengthen its balance sheet. The first step in this process was completed during the fourth quarter with the sale of the Company’s Medical Business Unit. Additionally, as announced earlier today, the Company entered into an agreement to sell a portion of its digital signage business for cash to Bally Gaming, Inc. Under the agreement with Bally, Planar retains the Coolsign business and products for all fields of use other than the gaming industry while Bally has the rights to pursue the gaming marketplace. The Company will continue to pursue opportunities to partner in other markets for Coolsign as part of its continuing strategy of evaluating all Company wide opportunities to enhance shareholder value. In addition, a restructuring plan was initiated in the fourth quarter of 2008 to reduce costs associated with global operations and production as well as changes in the Home Theater business. Finally, the Company is in the process of putting in place additional cost reduction actions in the first quarter of 2009 in an effort to further reduce its cost structure given the difficult global economic conditions. As a result, the Company expects to incur additional restructuring charges in the first quarter, of which no more than $1.5 million is expected to be in cash.

While investments to grow the Industrial segment are showing signs of success, the business may experience periodic sequential revenue slowing or declines as seasonal patterns and the timing of certain large new opportunities may not ramp linearly in terms of shipments and revenue. As such, the Company believes the first quarter of 2009 will experience a sequential revenue decline, followed by sequential growth in the second quarter, with sales expected to be $47 million to $50 million in the first quarter. While the Company is going through the current transition, near-term earnings are difficult to predict, and may continue to result in modest losses on a Non-GAAP basis over the next few quarters. The Company believes it will end the first quarter of 2009 with $8 to $10 million in net cash, partially driven by the timing of certain tax and restructuring payments. Cash flow should turn positive in the second half of the fiscal year as the Company implements its previously stated objectives. Over the longer term, the Company expects to benefit from cost reductions as well as continued monetization of underperforming and / or non-strategic assets to drive improved shareholder value.

Results of operations and the business outlook will be discussed in a conference call today, November 19, 2008, beginning at 2:00 PM Pacific Time. The call can be heard via the Internet through a link on Planar’s Web site, www.planar.com, or through numerous other investor sites, and will be available for replay until December 19, 2008. The Company intends to post on its Web site a transcript of the prepared management commentary from the conference call shortly after the conclusion of the call.

ABOUT PLANAR

Planar Systems, Inc (NASDAQ:PLNR) is a global leader of specialty display technology providing hardware and software solutions for the world’s most demanding environments. Hospitals, space and military programs, utility and transportation hubs, shopping centers, banks, government agencies, businesses, and home theater enthusiasts all depend on Planar to provide superior performance when image experience is of the highest importance. Founded in 1983, Planar is headquartered in Oregon, USA, with offices, manufacturing partners, and customers worldwide. For more information, visit www.planar.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to Planar’s business operations and prospects, including statements relating to corrective actions taken to improve future financial performance and the statements made under the heading “Business Outlook.” These statements are made pursuant to the safe harbor provisions of the federal securities laws. These and other forward-looking statements, which may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the possibility that Planar will experience further difficulties integrating and operating the Clarity and Runco businesses; changes or slower growth in the digital signage and/or command and control display markets; further inability to realize expected benefits and synergies of the Clarity and Runco acquisitions; domestic and international business and economic conditions; any reduction in or delay in the timing of customer orders or the Company’s ability to ship product upon receipt of a customer order; any inability to reduce costs quickly enough in response to unanticipated reductions in revenue; adverse impacts on the Company or its operations relating to or arising from the Company’s indebtedness including difficulties in obtaining financing for the companies growth initiatives, changes in the flat-panel monitor industry; changes in customer demand or ordering patterns; changes in the competitive environment including pricing pressures or technological changes; technological advances; shortages of manufacturing capacity from the Company’s third-party manufacturing partners; final settlement of contractual liabilities; balance sheet changes related to updating certain estimates required for the purchase accounting treatment of the Clarity and Runco acquisitions; future production variables impacting excess inventory and other risk factors listed from time to time in the Company’s Securities and Exchange Commission (SEC) filings. The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

MEDIA CONTACTS: Pippa Edelen Planar Systems, Inc. 503.748.5868 pippa.edelen@planar.com or Katherine Manning GolinHarris 213.438.8788 katherine.manning@golinharris.com	INVESTOR CONTACTS: Ryan Gray Planar Systems, Inc. 503.748.8911 ryan.gray@planar.com

Note Regarding the Use of Non-GAAP Financial Measures:

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains Non-GAAP financial measures that exclude the income statement effects of the acquisitions of Clarity Visual Systems and Runco International, share-based compensation and the requirements of SFAS No. 123R, “Share-based Payment” (“123R”). The Non-GAAP financial measures also exclude impairment and restructuring charges, the amortization of intangible assets related to previous acquisitions, and various tax charges including the valuation allowance against deferred tax assets. The earnings release also contains a calculation of Non-GAAP earnings before interest, taxes, depreciation, and amortization (Non-GAAP EBITDA), which, in addition to excluding the effects of the Clarity and Runco acquisitions, share based compensation, and other adjustments, includes an allocation of Corporate expenses to the Company’s business segments in order to calculate Non-GAAP EBITDA by business segment. Such corporate expenses include Corporate General and Administrative (primarily), Research and Development, and Sales and Marketing which are not specifically identified as related to each business segment in the information provided to the Chief Operating Decision Maker, rather are estimated for the purpose of presenting fully burdened lines of business. The Non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Planar Systems, Inc.

Consolidated Statement of Operations

(In thousands, except per share amounts)

(unaudited)

	Three months ended		Twelve months ended
	Sept. 26, 2008	Sept. 28, 2007	Sept. 26, 2008	Sept. 28, 2007
Sales	$66,476	$73,154	$259,310	$229,053
Cost of Sales	61,690	58,660	210,293	177,761

Gross Profit	4,786	14,494	49,017	51,292

Operating Expenses:
Research and development, net	2,520	2,911	11,378	11,690
Sales and marketing	9,028	10,459	35,174	32,573
General and administrative	4,965	5,759	22,561	21,639
Amortization of intangible assets	1,175	1,854	6,600	6,814
Acquisition related costs	46	898	1,685	2,572
Impairment and restructuring	16,915	—	75,082	1,377

Total Operating Expenses	34,649	21,881	152,480	76,665

Income (loss) from operations	(29,863)	(7,387)	(103,463)	(25,373)

Non-operating income (expense):
Interest, net	(43)	(173)	(852)	933
Foreign exchange, net	220	(242)	(22)	(152)
Other, net	(136)	299	(201)	262

Net non-operating income (expense)	41	(116)	(1,075)	1,043

Loss from continuing operations before taxes	(29,822)	(7,503)	(104,538)	(24,330)
Provision (benefit) for income taxes	429	7,173	673	2,116

Loss from continuing operations	(30,251)	(14,676)	(105,211)	(26,446)
Income from discontinued operations	11,240	883	15,453	3,262

Net income (loss)	$(19,011)	$(13,793)	$(89,758)	$(23,184)

Basic loss per share from continuing operations	$(1.68)	$(0.84)	$(5.92)	$(1.52)

Basic income per share from discontinued operations	$0.63	$0.05	$0.87	$0.19

Basic net loss per share	$(1.06)	$(0.79)	$(5.05)	$(1.33)
Weighted average shares outstanding—basic	17,961	17,543	17,774	17,374

Diluted loss per share from continuing operations	$(1.68)	$(0.84)	$(5.92)	$(1.52)

Diluted income per share from discontinued operations	$0.63	$0.05	$0.87	$0.19
Diluted net loss per share	$(1.06)	$(0.79)	$(5.05)	$(1.33)

Weighted average shares outstanding—diluted	17,961	17,543	17,774	17,374

Planar Systems, Inc.

Consolidated Balance Sheets

(In thousands)

	Sept. 26, 2008	Sept. 28, 2007
	(unaudited)
ASSETS
Cash and cash equivalents	$14,915	$15,287
Accounts receivable, net	41,741	42,915
Inventories	38,782	59,028
Other current assets	5,063	13,480

Total current assets	100,501	130,710

Property, plant and equipment, net	10,657	14,918
Goodwill	3,428	67,429
Intangible assets	9,390	44,278
Other assets	5,148	5,809

	$129,124	$263,144

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	21,962	$31,712
Current portion of capital leases	198	324
Deferred revenue	1,704	4,888
Other current liabilities	28,213	36,584

Total current liabilities	52,077	73,508

Note Payable	—	23,000
Capital leases, net of current portion	—	152
Other long-term liabilities	6,615	12,597

Total liabilities	58,692	109,257

Common stock	173,519	167,967
Retained earnings	(103,497)	(13,450)
Accumulated other comprehensive income (loss)	410	(630)

Total shareholders’ equity	70,432	153,887

	$129,124	$263,144

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the three months ended
	Sept. 26, 2008	Sept. 28, 2007
Gross Profit:
GAAP Gross Profit	4,786	14,494

Clarity deferred revenue mark-down to fair value	—	34
Share-based Compensation	132	89

Total Non-GAAP adjustments	132	123

NON-GAAP GROSS PROFIT	4,918	14,617

Research and Development:
GAAP research and development expense	2,520	2,911

Share-based Compensation	(70)	(27)

Total Non-GAAP adjustments	(70)	(27)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	2,450	2,884

Sales and Marketing:
GAAP sales and marketing expense	9,028	10,459

Share-based Compensation	(237)	(333)

Total Non-GAAP adjustments	(237)	(333)

NON-GAAP SALES AND MARKETING EXPENSE	8,791	10,126

General and Administrative:
GAAP General and Administrative Expense	4,965	5,759

Share-based Compensation	(632)	(494)

Total Non-GAAP adjustments	(632)	(494)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	4,333	5,265

Income (Loss) from Operations:
GAAP loss from operations	(29,863)	(7,387)

Clarity deferred revenue mark-down to fair value	—	34
Share-based Compensation	1,071	943
Amortization of intangible assets	1,175	1,854
Acquisition related costs	46	898
Impairment and restructuring	16,915	—

Total Non-GAAP adjustments	19,207	3,729

NON-GAAP (LOSS) FROM OPERATIONS	(10,656)	(3,658)

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the three months ended
	Sept. 26, 2008	Sept. 28, 2007
Loss from continuing operations:
GAAP loss from continuing operations	(30,251)	(14,676)

Clarity deferred revenue mark-down to fair value	—	34
Share-based Compensation	1,071	943
Amortization of intangible assets	1,175	1,854
Acquisition related costs	46	898
Impairment and restructuring	16,915	—
Income tax effect of reconciling items	4,410	8,588

Total Non-GAAP adjustments	23,617	12,317

NON-GAAP LOSS FROM CONTINUING OPERATIONS	(6,634)	(2,359)

GAAP weighted average shares outstanding—basic and diluted	17,961	17,543

GAAP net loss per share from continuing operations (basic and diluted)	$(1.68)	$(0.84)
Non-GAAP adjustments detailed above	1.31	0.71
NON-GAAP NET LOSS PER SHARE (basic and diluted)	$(0.37)	(0.13)

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the twelve months ended
	Sept. 26, 2008	Sept. 28, 2007
Gross Profit:
GAAP Gross Profit	49,017	51,292

Clarity deferred revenue mark-down to fair value	—	136
Clarity/Runco inventory step up adjustment to fair value	—	753
Share-based Compensation	474	371

Total Non-GAAP adjustments	474	1,260

NON-GAAP GROSS PROFIT	49,491	52,552

Research and Development:
GAAP research and development expense	11,378	11,690

Share-based Compensation	(271)	(251)

Total Non-GAAP adjustments	(271)	(251)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	11,107	11,439

Sales and Marketing:
GAAP sales and marketing expense	35,174	32,573

Share-based Compensation	(1,130)	(1,579)

Total Non-GAAP adjustments	(1,130)	(1,579)

NON-GAAP SALES AND MARKETING EXPENSE	34,044	30,994

General and Administrative:
GAAP General and Administrative Expense	22,561	21,639

Share-based Compensation	(2,508)	(1,889)

Total Non-GAAP adjustments	(2,508)	(1,889)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	20,053	19,750

Income (Loss) from Operations:
GAAP loss from operations	(103,463)	(25,373)

Clarity deferred revenue mark-down to fair value	—	136
Clarity/Runco inventory step up adjustment to fair value	—	753
Share-based Compensation	4,383	4,090
Amortization of intangible assets	6,600	6,814
Acquisition related costs	1,685	2,572
Impairment and restructuring	75,082	1,377

Total Non-GAAP adjustments	87,750	15,742

NON-GAAP (LOSS) FROM OPERATIONS	(15,713)	(9,631)

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the twelve months ended
	Sept. 26, 2008	Sept. 28, 2007
Loss from continuing operations:
GAAP loss from continuing operations	(105,211)	(26,446)

Clarity deferred revenue mark-down to fair value	—	136
Clarity/Runco inventory step up adjustment to fair value	—	753
Share-based Compensation	4,383	4,090
Amortization of intangible assets	6,600	6,814
Acquisition related costs	1,685	2,572
Impairment and restructuring	75,082	1,377
Income tax effect of reconciling items	6,969	5,337

Total Non-GAAP adjustments	94,719	21,079

NON-GAAP LOSS FROM CONTINUING OPERATIONS	(10,492)	(5,367)

GAAP weighted average shares outstanding—basic and diluted	17,774	17,374

GAAP net loss per share from continuing operations (basic and diluted)	$(5.92)	$(1.52)
Non-GAAP adjustments detailed above	5.33	1.21
NON-GAAP NET LOSS PER SHARE (basic and diluted)	$(0.59)	(0.31)

Planar Systems, Inc.

Non-GAAP EBITDA by Business Segment

For the three months ended September 26, 2008

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Total
Net Sales	21,391	20,490	13,890	10,705	66,476
- Y/Y Growth %	31%	-15%	-20%	-30%	-9%
- Qtr/Qtr Growth %	30%	0%	-4%	-19%	3%
Business Unit Operating Income (loss)	2,900	992	(71)	(9,539)	(5,718)
Corporate Expense Allocation	(1,671)	(596)	(1,524)	(1,147)	(4,938)
Non-GAAP Operating Income (loss)	1,229	396	(1,595)	(10,686)	(10,656)
Depreciation	555	46	256	323	1,180
Non-GAAP EBITDA	1,784	442	(1,339)	(10,363)	(9,476)
- EBITDA % of Sales	8%	2%	-10%	-97%	-14%

Notes: Corporate Expense Allocation includes primarily G&A expense along with Corporate R&D and Sales & Marketing Expense

Planar Systems, Inc.

GAAP Operating Income (loss) to Non-GAAP EBITDA Reconciliation by Business Segment

For the three months ended September 26, 2008

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Corporate	Total
GAAP Operating Income (loss)	2,900	992	(71)	(9,539)	(24,145)	(29,863)
Corporate Expenses					4,938	4,938
Impairment and Restructuring Charges					16,915	16,915
Intangibles Amortization					1,175	1,175
Share-based Compensation					1,071	1,071
Integration Expenses					46	46
Business Unit Operating Income (loss)	2,900	992	(71)	(9,539)	0	(5,718)
Corporate Expense Allocation	(1,671)	(596)	(1,524)	(1,147)	0	(4,938)
Non-GAAP Operating Income (loss)	1,229	396	(1,595)	(10,686)	0	(10,656)
Depreciation	555	46	256	323	0	1,180
Non-GAAP EBITDA	1,784	442	(1,339)	(10,363)	0	(9,476)

Planar Systems, Inc.

Non-GAAP EBITDA by Business Segment

For the three months ended September 28, 2007

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Total
Net Sales	16,301	24,197	17,408	15,282	73,188
- Y/Y Growth %	-6%	22%	273%	6268%	74%
- Qtr/Qtr Growth %	10%	27%	2%	145%	28%
Business Unit Operating Income (loss)	3,176	898	275	(2,193)	2,156
Corporate Expense Allocation	(1,416)	(891)	(1,848)	(1,659)	(5,814)
Non-GAAP Operating Income (loss)	1,760	7	(1,573)	(3,852)	(3,658)
Depreciation	603	35	328	316	1,282
Non-GAAP EBITDA	2,363	42	(1,245)	(3,536)	(2,376)
- EBITDA % of Sales	14%	0%	-7%	-23%	-3%

Notes: Corporate Expense Allocation includes primarily G&A expense along with Corporate R&D and Sales & Marketing Expense

Planar Systems, Inc.

GAAP Operating Income (loss) to Non-GAAP EBITDA Reconciliation by Business Segment

For the three months ended September 28, 2007

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Corporate	Total
GAAP Operating Income (loss)	3,176	898	241	(2,193)	(9,509)	(7,387)
Corporate Expenses					5,814	5,814
Deferred revenue adjustment to fair value			34			34
Intangibles Amortization					1,854	1,854
Share-based Compensation					943	943
Integration Expenses					898	898
Business Unit Operating Income (loss)	3,176	898	275	(2,193)	0	2,156
Corporate Expense Allocation	(1,416)	(891)	(1,848)	(1,659)	0	(5,814)
Non-GAAP Operating Income (loss)	1,760	7	(1,573)	(3,852)	0	(3,658)
Depreciation	603	35	328	316	0	1,282
Non-GAAP EBITDA	2,363	42	(1,245)	(3,536)	0	(2,376)

Planar Systems, Inc.

GAAP Operating Income (loss) to Non-GAAP EBITDA Reconciliation by Business Segment

For the twelve months ended September 26, 2008

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Corporate	Total
GAAP Operating Income (loss)	14,470	4,282	3,064	(14,826)	(110,453)	(103,463)
Corporate Expenses					22,703	22,703
Impairment and Restructuring Charges					75,082	75,082
Intangibles Amortization					6,600	6,600
Share-based Compensation					4,383	4,383
Integration Expenses					1,685	1,685
Business Unit Operating Income (loss)	14,470	4,282	3,064	(14,826)	0	6,990
Corporate Expense Allocation	(6,737)	(3,318)	(6,705)	(5,943)	0	(22,703)
Non-GAAP Operating Income (loss)	7,733	964	(3,641)	(20,769)	0	(15,713)
Depreciation	2,565	230	1,346	1,505	0	5,646
Non-GAAP EBITDA	10,298	1,194	(2,295)	(19,264)	0	(10,067)

Planar Systems, Inc.

Non-GAAP EBITDA by Business Segment

For the twelve months ended September 28, 2007

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Total
Net Sales	61,581	78,552	65,428	23,628	229,189
- Y/Y Growth %	-23%	-6%	1302%	4418%	36%
Business Unit Operating Income (loss)	14,361	2,778	390	(4,961)	12,568
Corporate Expense Allocation	(6,442)	(4,171)	(8,212)	(3,373)	(22,199)
Non-GAAP Operating Income (loss)	7,919	(1,393)	(7,822)	(8,334)	(9,631)
Depreciation	2,392	151	1,349	1,039	4,930
Non-GAAP EBITDA	10,311	(1,242)	(6,473)	(7,295)	(4,701)
- EBITDA % of Sales	17%	-2%	-10%	-31%	-2%

Notes: Corporate Expense Allocation includes primarily G&A expense along with Corporate R&D and Sales & Marketing Expense

Planar Systems, Inc.

GAAP Operating Income (loss) to Non-GAAP EBITDA Reconciliation by Business Segment

For the twelve months ended September 28, 2007

(in thousands, unaudited)

Business Segment	IBU	CBU	CSBU	HTBU	Corporate	Total
GAAP Operating Income (loss)	14,361	2,778	20	(5,480)	(37,052)	(25,373)
Corporate Expenses					22,199	22,199
Deferred revenue adjustment to fair value			136			136
Inventory step-up adjustment to fair value			234	519		753
Impairment and Restructuring Charges					1,377	1,377
Intangibles Amortization					6,814	6,814
Share-based Compensation					4,090	4,090
Integration Expenses					2,572	2,572
Business Unit Operating Income (loss)	14,361	2,778	390	(4,961)	0	12,568
Corporate Expense Allocation	(6,442)	(4,171)	(8,212)	(3,373)	0	(22,199)
Non-GAAP Operating Income (loss)	7,919	(1,393)	(7,822)	(8,334)	0	(9,631)
Depreciation	2,392	151	1,349	1,039	0	4,930
Non-GAAP EBITDA	10,311	(1,242)	(6,473)	(7,295)	0	(4,701)